UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange
Act of 1934

Date of Report (Date of Earliest Event Reported):
July 22, 2011

MEASUREMENT SPECIALTIES, INC.
(Exact name of registrant as specified in its charter)

New Jersey	1-11906	22-2378738
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

1000 Lucas Way, Hampton, VA 23666
(Address of principal executive offices) (Zip Code)

(757) 766-1500
Registrant's telephone number, including area code

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b)under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c)under the Exchange Act (17 CFR 240.13e- 4(c))

Item 5.04 Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

On July 22, 2011, Measurement Specialties, Inc. (the “Company”) received notice regarding a blackout period, as defined in Rule 100 of Regulation BTR. The notice required by Rule 104 of Regulation BTR was provided to all employees, including executive officers of the Company on July 22, 2011, and a copy thereof is filed herewith as Exhibit 99.1 and is hereby incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1  Notice Regarding a Blackout Period for all employees dated July 22, 2011.

99.2  Notice to Executive Officers and Directors Regarding a Blackout Period Required by Rule 104 of Regulation BTR dated July 22, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Measurement Specialties, Inc.
(Registrant)

/s/ Jeffrey Kostelni
Jeffrey Kostelni
Vice President of Finance and Treasurer

Date: July 22, 2011